Investor Presentation

April 2008

2

Safe Harbor Statement

            This presentation may contain forward-looking statements
relating to future events. These forward-looking statements
reflect the Company’s current beliefs and are subject to
uncertainties in predicting future results and conditions,
including a number of factors that could cause actual results to differ materially from the forward-looking statements expressed in this presentation. Except as otherwise required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect events or uncertainties that may occur subsequent to the date of this
presentation.

3

Business Description

             A truly multi-lingual financial services company offering
traditional securities brokerage, specialized skills in derivatives and hedging, investment & merchant banking, and private wealth management for a growing base of retail, institutional, corporate, and high-net-worth clients, with interests in Europe, Latin
America and Asia.

STSHC is a Florida corporation originally formed in 1999. It first registered it shares a year ago with the SEC.

Its main subsidiaries are:

Southern Trust Securities, Inc. a registered broker-dealer and member of FINRA/SIPC

Southern Trust Securities Asset Management, Inc., an investment adviser registered with the State of Florida

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Management

Robert Escobio, Chairman & CEO

Mr. Escobio is our Chairman of the Board and Chief Executive Officer.  He is also the Chief Executive Officer and a director of STS. Mr.
Escobio has more than 30 years of experience with broker-dealer organizations, including Dean Witter, Paine Webber, Smith Barney and
Prudential Securities.  Mr. Escobio is STS’s head trader and is responsible for all of our operations as well as maintaining our relationships with key individual and institutional clients. Mr. Escobio also serves as President and a director of AR Growth Finance Corp. (“ARGW.PK”), in which we are part of an investor group. Mr. Escobio has an M.B.A from the University of Miami and a B.S. from the University of Florida in finance.

Kevin Fitzgerald, President

Mr. Fitzgerald is our President and a director and the President and a director of STS. Mr. Fitzgerald has more than 18 years of corporate banking experience, including working with Deloitte Touche and Houlihan Lokey Howard and Zukin as an investment banker. In addition, Mr.
Fitzgerald has been Chief Executive Officer of three different public companies over the past 10 years, each of which has raised significant capital under Mr. Fitzgerald’s leadership, including Ener1, Inc. (OTCB: ENON) from 2003 to 2006; Globaltron Corporation (OTCBB: PHGW)
from 2000 to 2001 and Neff Corporation (NYSE; NFF) from 1995 to 2000. Mr. Fitzgerald was also the Chief Executive Officer and a Chairman of the Board of Edison Advisors, LLC, an investment bank, in 2001 and 2002.  Mr. Fitzgerald is responsible for all of our operations and is specifically in charge of STS’s investment banking group. He is also the Chief Executive Officer and a director of AR Growth Finance Corp.
(“ARGW.PK”), in which we are part of a controlling investor group.  Mr. Fitzgerald has an M.B.A. from Fordham University and a B.S. in electrical engineering from Carnegie-Mellon University.

Fernando Fussa, CFO

Mr. Fussa joined us in February 2007, as our Chief Financial Officer and the Chief Financial Officer of STS.  He is a licensed CPA.  Prior to working with us, Mr. Fussa was the Chief Financial Officer of the Offshore Banking and Investment Business of Citigroup-International
Personal Banking, where he commenced working in November 2003. Before that, Mr. Fussa was the First Vice President, Comptroller and
Assistant Secretary for UBS Financial Services Incorporated of Puerto Rico, where he served for ten years.  Mr. Fussa commenced his professional career with Arthur Andersen in 1985.  Mr. Fussa received his B.B.A in accounting from the University of Puerto Rico.

Ramon Amilibia, Director

Mr. Amilibia is one of our directors. Mr. Amilibia has been, since 2002, a member of the Board of Directors of International Private Wealth
Management, S.A., a financial group based in Geneva, Switzerland.  He is also Managing Director of IPWM, LLC since 2003. Mr. Amilibia is a member of the Fernandez- Iriondo family, which has controlling interests and investments in numerous companies, including Zardoya Otis
Elevator Company.  He has more than 13 years of experience in various capacities in International Private Banking, having served as member of the board of BBVA- Banco Continental in Peru, and in other capacities for Banco Bilbao Vizcaya Argentaria (BBVA) in Miami and
Mexico.  Mr. Amilibia received an M.B.A. from the American Graduate School of International Management, Thunderbird, and a degree in law and business administration from the Universidad de Deusto in Spain

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Business Strategy

Opportunities in Emerging Markets

Asia and Latin America

Emerging regions experiencing rapid economic growth

New wealth seeking investment opportunities

Businesses seeking capital, presence in U.S./European markets

Company expertise in cross-border transactions

Financial Services

Investment Banking

Brokerage

Wealth & Asset Management

Direct Investment

Participation in financial transactions

PIPEs

Reverse Mergers

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Revenue Sources

Brokerage

Commissions

Trading profits

Interest (margin accounts,

  securities, etc.)

Investment Banking

Reverse Mergers

Private Placements

M&A Advisory

Other

Advisory Fees

Wealth Management

Interest income on proprietary

  positions

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Latin America

Targeted regions

Mexico

Argentina

Brazil

Growth drivers

Increase in Global Wealth

Small businesses expanding abroad

Seeking capital for growth

Merger/acquisition opportunities

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Case Study: AR Growth Finance (ARGW)

Based in Buenos Aires

Advised on acquisition plan of ProBenefit, a privately-
owned Argentine corporation comprised of pension and
insurance companies as well as a consumer credit card
company

Arranged financing with multiple ownership stakes

Executed reverse merger

Provide executive management expertise

13% beneficial ownership (including affiliates)

Key statistics of ProBenefit:

Approximately USD $800 million in assets under management in pension fund related companies.

Approximately USD $250 million in assets under management in its insurance companies.

Provides financial services through 1,000 employees in 50 offices to over 500,000 clients across
Argentina.

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Asia

Emerging regions

China

Growth drivers

Manufacturing

Labor resource

Small businesses  expanding abroad

Seeking capital for growth

Merger/acquisition opportunities

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Securities Brokerage

U.S. Securities Exchanges

Equities

Options

Commodities (incl. currencies)

Debt

Corporate

Municipal

Government

Financial Advisory

Trading

Member SIPC, FINRA, NFA, MSRB

Correspondent relationships:

Pershing LLC, a wholly-owned
subsidiary of The Bank of New York
Inc., one of the largest bank holding
companies in the United States.

Deutsche Bank

Man Financial

Lehman Brothers

Penson Worldwide, Inc.

These arrangements also allow our
clients to participate in the domestic
and international futures and
forward markets

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Corporate Finance/Investment Banking

Reverse mergers into publicly traded shells

Private placements

PIPEs

Bridge financing

Mergers and acquisitions

Focus: Asia, Latin America

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Merchant Banking

Co-investment

Financings with outside investors

Financing cross-border client companies

Investment Banking fee structure

All our Investment Banking deal engagements are
structured whereas the Company receives a cash fee
and Equity Participation (common stocks and/or
warrants) thus building an equity of small cap stock

Focus: Latin America, Asia

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Private Wealth Management

Affiliate: International Private Wealth Management
S.A.

Geneva based

          Offices: Switzerland, Spain

High Net Worth individuals (HNW)

Asset Management, Brokerage

Structured products

Creation of Offshore entities for HNW individuals

Potential participation in Private Placements

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Growth Strategy

Internal:

Add sales professionals: advisory, banking and brokerage

External:

Add STS offices:

New York

Mexico City

Expand private banking business

Acquire banking / investment portfolios

Acquisition of companies within our geographic area
and industry specialization:

Broker Dealers

Investment banking

Other financial services

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Selected Financial Data

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Outlook

Higher organic revenues:

Corporate finance/investment banking fees

Brokerage commissions, trading, interest

Advisory fees (Asset Management)

Ongoing investments in M&A and Financing Deals

Rising volume of reverse mergers into U.S. shells

Foreign companies seeking listing in U.S. markets

Trend to equity financing for overseas companies’
expansion

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Investment Opportunity

Infrastructure and resources in place, i.e. trading systems and executives

Specialized Trading and Investment Banking expertise targeted to
High Worth Individuals in Non U.S. markets

Not a “Me Too” Broker Dealer strategy

Positioned as intermediary with access to U.S. & European markets, capital resources

Expertise in cross-border transactions, investments

Potential acquisition(s) to extend services capabilities, expand presence in markets

Direct investment offers enhanced potential

Direct participation in financings

Equity interest in selected transactions

M&A

Reverse mergers

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Key Facts

Symbol (OTCBB)

Corporate Headquarters

Stock Price (04/22/08) || 52-Week Range

Shares Outstanding (04/21/08)

Market Capitalization

Fiscal Year

Transfer Agent

Auditors

SOHL

Coral Gables , FL

$1.10 || $1.01 – 4.30

13.7M

$15.1M

December 31

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Rothstein Kass (Roseland, NJ)

Investor Presentation

April 2008